UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 21, 2002

Cytomedix, Inc.

(Exact name of registrant as specified in its charter)

Delaware 0-28443 23-3011702

(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

New address

Eden Tower Plaza, 790 Frontage Road, Northfield, Illinois 60093

Registrant's telephone number, including area code (847) 441-2485

Three Parkway North, Deerfield, Illinois 60015

(Former name or former address, if changed since last report)

Item 5. Other Events

As reported in form 8-K filed on August 8, 2001, Cytomedix, Inc. (the "Company"), filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the Northern District of Illinois, Eastern Division (Case No. 01- 27610). The Court has named the Company as debtor in possession and the Company is authorized to continue to operate its business. The Company failed to file a 10-QSB for the second quarter of 2001. After such quarter had ended, a group of shareholders solicited support to remove the then-existing board of directors and to replace them with a new slate of directors. The new directors were recognized on October 16, 2001, by the Court and this event was reported on a form 8-K filed with the Securities and Exchange Commission on October 17, 2001. Since that time, the Company has not been able to adequately prepare a 10-QSB for the second or for the third quarter. The Company will file quarterly reports for the second and third quarters as soon as the new management can prepare accurate financials for these periods.

The Company is currently filing with the Bankruptcy Court its monthly Operating Reports. Until such time as the reports required under the Securities Exchange Act can be prepared and filed, the Company will file its Operating Reports with the Securities and Exchange Commission, each under the cover of a Form 8-K.

The Company filed its Operating Report with the Bankruptcy Court for the month ending October, 2001, on February 13, 2002. This Operating Report is provided under Item 7 of this Form 8-K.

The Company cautions investors not to place undue reliance upon the information contained in the Operating Report. The Operating Report contains unaudited information. There can be no assurance that, from the perspective of an investor or potential investor, that the Operating Report is complete. Also, the Operating Report does not contain all of the information which would be reported under the required report under the Securities Exchange Act. Furthermore, the period covered by the Operating Report is shorter than the period that which would be covered by the required report under the Securities Exchange Act.

Actual results for such periods may differ materially from the information contained in the Operating Report, and the Company undertakes no obligations to update or revise its Operating Reports.

Item 7. Financial Statements and Exhibits

CYTOMEDIX, INC.

CASE NUMBER 01 B 27610

REPORT OF CASH RECEIPTS AND DISBURSEMENTS

FOR MONTH ENDING OCTOBER, 2001

BEGINNING BALANCE IN ALL ACCOUNTS	$ 89,484
RECEIPTS: 1. Receipts from Operations 2. Other Receipts	-0- 20,912
DISBURSEMENTS:

3. Net Payroll

a. Officers

b. Others

4. Taxes

a. Federal Income Taxes

b. FICA Withholdings

c. Employee Withholdings

d. Employers FICA

e. State Income Tax

f. State Employee Withholdings

g. All Other State Taxes

5. Necessary Expenses:

a. Rent or Mortgage Payments

b. Utilities

c. Insurance

d. Merchandise Bought for Manufacture/Sale

e. Other Necessary Expenses

- - 10,610 1,572 - -0- -0- -0- -0- -0- -0- -0- - 9,000 -0- -0- -0- 23,814
TOTAL DISBURSEMENTS:	$ 46,996
NET RECEIPTS (DISBURSEMENTS) CURRENT PERIOD	($24,084)
ENDING BALANCE (in bank account)	$ 65,400
ENDING BALANCE (in various/petty cash)	$ -0-
ENDING BALANCE IN ALL ACCOUNTS	$ 65,400*

* Note: Cash on hand includes $57,364 which represents the cash collateral of Curative Health Services, Inc. as described in the Debtor's Cash Collateral Motions as filed with the Bankruptcy Court. The Bankruptcy Court has not authorized the Company to use this cash collateral.

RECEIPTS LISTING

FOR MONTH ENDING OCTOBER, 2001
Receipt Date	Amount	Description
10/29/01	$20,912	Misc Receipts
TOTAL	$20,912	-

DISBURSEMENTS LISTING

FOR MONTH ENDING OCTOBER, 2001
Receipt Date	Amount	Description
10/03/01	$10,000	MBHB - Patent Expenses
10/03/01	$ 2,076	D. Demarest - Payroll
10/03/01	$ 3,059	J. Cour - Payroll
10/02/01	$ 95	J. Cour - Expenses
10/03/01	$ 1,250	U.S. Trustee
10/03/01	$ 4,688	Computer Packages, Inc. - Patent Annuities
10/29/01	$ 1,572	K. Fitzpatrick - Accrued Payroll
10/02/01	$ 415	K. Fitzpatrick - Expenses
10/29/01	$ 2,744	K. Smith - Travel and Expenses
10/29/01	$ 5,475	K. Smith - Payroll
10/29/01	$ 4,622	Small Business Partners - Bookkeeping
10/30/01	$ 9,000	Executive Suite Partners - Rent (Nov/Dec)
TOTAL	$44,996	-

STATEMENT OF INVENTORY

FOR MONTH ENDING OCTOBER, 2001
Beginning Inventory	$ -0-
Add: purchases	$ -0-
Less: goods sold (cost basis)	$ -0-
Ending Inventory	$ -0-

PAYROLL INFORMATION STATEMENT

FOR MONTH ENDING OCTOBER, 2001
Gross Payroll for this period	$ 14,278
Payroll taxes due but unpaid**	$ 2,096

** Note: Cytomedix has retained a professional accountant to calculate and prepare payroll tax returns. Debtor plans to make the finalized tax payments in February 2002.

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/Lessor	Date regular payment is due	Amount of regular payment	Number of Payments Delinquent*	Amount Payments Delinquent*
-	-	-	-	-

* Includes only post-petition payments

STATEMENT OF AGED RECEIVABLES

FOR MONTH ENDING OCTOBER, 2001

ACCOUNTS RECEIVABLE:

Beginning of month balance	$ -0-
Add: sales on account	$ -0-
Less: collections	$ -0-
End of month balance	$ -0-

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Monthly Total
-	-	-	-	$ -0-

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

Beginning of month balance	$ -0-
Add: credit extended	$ -0-
Less: payments of account	$ -0-
End of month balance	$ -0-

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Monthly Total
-	-	-	-	$ -0-

TAX QUESTIONNAIRE

FOR THE MONTH ENDING OCTOBER, 2001

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.
	YES	NO
Federal income taxes
FICA withholdings		X
Employee's withholdings		X
Employer's FICA		X
Federal unemployment taxes		X
State income tax
State employee withholdings		X
All other state taxes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytomedix, Inc.

By: /s/Kent Smith

Kent Smith

Chief Executive Officer/President

Date: February 21, 2002